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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                    FORM 8-K

                                 CURRENT REPORT


Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

Date  of  Report  (Date  of  earliest  event  reported):  March  15,  2003

                                MW MEDICAL, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

NEVADA                        001-14297              86-0907471
------------                  -------------          ---------------
(State or other         (Commission File Number)     (IRS Employer
jurisdiction of                                      Identification Number)
incorporation)

6929 E. Cheney
Paradise Valley, Arizona                             85253
------------------------                             ----------
(Address of principal executive offices)             (Zip Code)

Registrants telephone number, including area code    (480) 941-3875
                                                     --------------
None
----------------------------                         ----------
(Former name or former address,                      (Zip Code)
if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 15, 2003, the Company entered into a settlement agreement with its President and director, Jan Wallace, with regard to its outstanding debt to Ms. Wallace in the amount of principal and interest of $1,272,672.30. Under this agreement the Company transferred to Ms. Wallace its patents, trademarks and other intellectual property, its inventory, equipment and other property as represented on its books in exchange for a reduction in the amount of the debt due Wallace of $326,897 (the book value of the transferred assets deemed to be the fair market value).


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At the same time, the Company issued out a new note to Ms. Wallace in the amount of the difference, $945,775.30 (the "Note"). In the transaction, Ms. Wallace granted a further ninety day extension to June 15, 2003 on the amount due, and agreed to provide further funding to the Company, as needed, during this period in an amount not to exceed $50,000. The Note reflected interest at a rate of 10% per annum and is due and payable on June 15, 2003.

The note and agreement further provided that:

1. The remaining principal and interest due was secured along with all previous loans by a security interest in all of the remaining and future assets of the Company, now owned or hereafter acquired.

2.   The  agreement  and  the  Note  were  assignable  by  Wallace.

3. Wallace retained the right to convert all or any portion of the Note or amounts loaned under this loan agreement to equity at the same price as was available to those investors participating in any private placement that is offered by the Company during the term of the Note. In the event that no private placement of common stock is offered during the term of the Note, MW further granted Wallace the right to convert the Note into common stock at 50% of the then existing market price of the stock or $0.20 per share, whichever is lower.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5.  OTHER EVENTS

On March 15, 2003, the Company entered into a settlement agreement with its CEO and CFO, Jan Wallace and Grace Sim for the payment of all unpaid wages through March 15, 2003.

Under this agreement, the Company issued a promissory note to Ms. Wallace and Ms. Sim in the amount of $248,325 for Ms. Wallace and $94,328.50 for Ms. Sim. These notes reflected interest at a rate of 10% per annum and are due on June 15, 2003. They are also convertible into common stock of the Company in the same manner as provided in the Note described in Item 2 above.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial  Statements:     None


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(b)  Exhibits:

1.     Loan  Agreement  and  Assignment  of  Assets  with  Jan  Wallace
2.     Promissory  Note  issued  to  Jan  Wallace  for  past  wages
3.     Promissory  Note  issued  to  Grace  Sim  for  past  wages

ITEM 8.  CHANGE IN FISCAL YEAR

     None

ITEM 9:  REGULATION FD DISCLOSURE

     None



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MW MEDICAL, INC.


/s/ Jan Wallace
----------------------------------------------------
Jan Wallace, President and Chief Executive Officer

Date:  March 23, 2003
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